                                                                    Exhibit 99.1

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1



                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MI DATA             MI FLAG             Y/N      Y
                    % OF POOL COVERED    %     47.96
                    EFFECTIVE LTV        %     72.25

FICO DISTRIBUTION   FICO <460            %
                    FICO 460-479         %
                    FICO 480-499         %
                    FICO 500-519         %     1.157
                    FICO 520-539         %     3.173
                    FICO 540-559         %     5.628
                    FICO 560-579         %     5.662
                    FICO 580-599         %     7.245
                    FICO 600-619         %    12.386
                    FICO 620-639         %    22.301
                    FICO 640-659         %    16.592
                    FICO 660-679         %     9.309
                    FICO 680-699         %     7.322
                    FICO 700-719         %     3.953
                    FICO 720-739         %     2.485
                    FICO 740-759         %     1.599
                    FICO >760            %     1.188

WA DTI              WA DTI                     39.72

DTI DISTRIBUTION    DTI <10.00           %      0.81
                    DTI 10.00-19.99      %     2.847
                    DTI 20.00-29.99      %     9.174
                    DTI 30.00-39.99      %    27.178
                    DTI 40.00-49.99      %    53.827
                    DTI 50.00-59.99      %     6.143
                    DTI 60.00-69.99      %     0.022

LTV DISTRIBUTION    LTV <20              %     0.005
                    LTV 20.01-30         %     0.104
                    LTV 30.01-40         %      0.36
                    LTV 40.01-50         %     0.447
                    LTV 50.01-60         %      1.52
                    LTV 60.01-70         %     26.25
                    LTV 70.01-80         %    48.216
                    LTV 80.01-90         %    23.098
                    LTV 90.01-100        %
                    LTV >100             %

                                                          # DATA   % DATA
                                                          ------   ------
LOAN BALANCE DISTRIBUTION   $0-25,000            # & %
                            $25,001-50,000       # & %
                            $50,001-75,000       # & %      329     2.011
                            $75,001-100,000      # & %      502     3.944

                            $100,001-150,000     # & %     1215    13.756
                            $150,001-200,000     # & %      956    14.912
                            $200,001-250,000     # & %      655    13.296
                            $250,001-300,000     # & %      484    11.924
                            $300,001-350,000     # & %      376    11.033
                            $350,001-400,000     # & %      303    10.203
                            $400,001-450,000     # & %      191     7.275
                            $450,001-500,000     # & %      107     4.602
                            $500,001-550,000     # & %       51     2.413
                            $550,001-600,000     # & %       47     2.436
                            $600,001-650,000     # & %       25      1.41
                            $650,001-700,000     # & %        3     0.184
                            $700,001-750,000     # & %        8     0.532
                            $750,001-800,000     # & %        1     0.069
                            $800,001-850,000     # & %
                            $850,001-900,000     # & %
                            $900,001-950,000     # & %
                            $950,001-1,000,000   # & %
                            > $ 1,000,001        # & %

PERCENTAGE BY RANGE

                                LOANS WITHOUT MI
                                      FICOS

                      Less than 450   451-500   501-550   551-600   601-650   651-700   701-750   Greater than 750
                      -------------   -------   -------   -------   -------   -------   -------   ----------------
           <20
           20-30            --           --         --        --      0.01        --        --            --
           30-40            --           --         --        --      0.05      0.06        --            --
           40-50            --           --         --        --      0.11      0.18      0.07            --
LTVS       50-60            --           --         --        --      0.28      0.13      0.02          0.02
           60-70            --           --         --        --      0.88      0.49      0.14            --
           70-80            --           --         --        --     10.13     10.28      4.52          1.32
           80-90            --           --       2.31      3.93      3.81      1.40      0.36          0.02
           90-100           --           --       0.06      1.44      6.74      2.79      0.46          0.04
           >100

                                  LOANS WITH MI
                                      FICOS

                      Less than 450   451-500   501-550   551-600   601-650   651-700   701-750   Greater than 750
                      -------------   -------   -------   -------   -------   -------   -------   ----------------
           <20
           20-30
           30-40
           40-50
LTVS       50-60
           60-70
           70-80
           80-90            --          0.02      4.23     10.06     15.24      5.42      1.15          0.24
           90-100           --            --        --      1.45      6.93      2.55      0.56          0.08
           >100

LOAN COUNT

                                LOANS WITHOUT MI
                                      FICOS

                      Less than 450   451-500   501-550   551-600   601-650   651-700   701-750   Greater than 750
                      -------------   -------   -------   -------   -------   -------   -------   ----------------
           <20
           20-30            0            0          0         0         1         0         0             0
           30-40            0            0          0         0         3         3         0             0
           40-50            0            0          0         0         6         7         3             0
LTVS       50-60            0            0          0         0        12         7         1             1
           60-70            0            0          0         0        36        25         6             0
           70-80            0            0          0         0       473       459       194            56
           80-90            0            0        201       350       304        95        20             2
           90-100           0            0          3        99       405       146        23             3
           >100

                                  LOANS WITH MI
                                      FICOS

                      Less than 450   451-500   501-550   551-600   601-650   651-700   701-750   Greater than 750
                      -------------   -------   -------   -------   -------   -------   -------   ----------------
            <20
            20-30
            30-40
            40-50
LTVS        50-60
            60-70
            70-80
            80-90           0            2        217       500       698       237        50            10
            90-100          0            0          0        75       361       128        25             6
            >100